UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2015

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

As described in Item 5.07 of this Current Report and Proposal Number 4 of Navistar International Corporation’s (the “Company”) definitive proxy statement dated and filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2014 (the “Proxy Statement”), at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company held on February 11, 2015, upon the recommendation of the Board of Directors, the stockholders voted on, and approved an amendment and restatement of, the Company’s certificate of incorporation (the “Certificate”) to, among other things, eliminate the supermajority voting provision applicable to the Company’s common stock and as contained in the Certificate. This description is a summary of the amendments to the Certificate and is qualified in its entirety by reference to Proposal Number 4 of the Proxy Statement and the full text of the redlined Certificate filed as Appendix C to the Proxy Statement.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its Annual Meeting on February 11, 2015. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

Proposal 1. The following nominees were elected to the Board of Directors to serve a one-year term expiring at the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified. There were no abstentions with respect to this matter. There were 5,815,199 broker non-votes with respect to this matter. The results of the voting for the election of directors were as follows:

Nominee	Votes For	Votes Withheld
Troy A. Clarke	69,427,749	802,724
John D. Correnti	69,281,907	948,566
Michael N. Hammes	69,281,965	948,508
Vincent J. Intrieri	69,372,292	858,181
James H. Keyes	64,951,839	5,278,634
General (Retired) Stanley A. McChrystal	69,331,493	898,980
Samuel J. Merksamer	64,065,557	6,164,916
Mark H. Rachesky	68,369,371	1,861,102
Michael F. Sirignano	65,378,444	4,852,029

The name of the remaining director who did not stand for election at the Annual Meeting and whose term of office as a director continued after such meeting is Dennis D. Williams. Mr. Williams fills a seat that is appointed by the United Automobiles, Aerospace and Agricultural Implement Workers of America (the “UAW”) and is not elected by stockholders. His term of office continues until his removal by the UAW.

Proposal 2. The Company’s stockholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015. The results of the voting for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
75,583,224	185,989	276,459	0

Proposal 3. The Company’s stockholders approved the non-binding advisory vote on executive compensation. The results of the voting on the non-binding advisory vote on executive compensation were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
69,454,865	445,167	330,441	5,815,199

Proposal 4. The Company’s stockholders approved the amendment and restatement of the Certificate to eliminate a supermajority voting provision and the no longer outstanding Class B Common Stock. The results of the voting on such amendment and restatement of the Certificate were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
69,516,477	456,392	257,604	5,815,199

Proposal 5. The Company’s stockholders approved the amendment and restatement of the Certificate to eliminate a number of provisions that have either lapsed or which concern classes of securities no longer outstanding. The results of the voting on such amendment and restatement of the Certificate were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
75,541,573	96,260	407,839	0

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Navistar International Corporation, dated February 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ WALTER G. BORST
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer

Dated: February 18, 2015